Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement ("Agreement") is made and entered into as of February 19, 2013 by and between Sara Creek Gold Corp., a Nevada corporation ("Company"), and Lindsay Capital Corp. ("Purchaser").

WHEREAS, the Company owed Lunny Macinnes CAD$48,075 for prior legal services rendered, and Purchaser acquired the rights to repayment of such debt from Lunny Macinnes;

WHEREAS, the Company owed W. Scott Lawler USD$14,452.34 for prior legal services rendered, and Purchaser acquired the rights to repayment of such debt from W. Scott Lawler;

WHEREAS, the Company therefore owes Purchaser an aggregate of CAD$48,075 and USD$14,452.34 (the “Debt”).

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, as full payment and satisfaction of the Debt, a convertible promissory note in the principal amount of USD$59,000.00, according to the terms of the note attached hereto as Exhibit A ("Note").

NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company, as of the date hereof, that:

(a)      Purchase for Own Account. The Note and any shares of common stock issued upon conversion of the Note (the “Shares”, collectively with the Note the “Securities”) will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

(b)     Investment Experience. The Purchaser understands that the acquisition of the Securities involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities and protecting its own interests in connection with this investment.

(c)     Accredited Investor Status. The Purchaser is not a US Person within the meaning of Regulation S promulgated under the Securities Act.

(d)     Restricted Securities. The Purchaser understands that (i) the Securities are "restricted securities" under the Securities Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and (ii) under the Securities Act and applicable rules and regulations thereunder, the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 and Regulation S under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(e)     Authorization.  Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating, to the availability of a specific performance, injunctive relief, or other equitable remedies.

2.     MISCELLANEOUS.

(a)      Legends. Unless registered with the SEC, any certificates for the Shares will bear a legend in substantially the following form:

"The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred or otherwise disposed of unless they have been registered under such Act or pursuant to an exemption from registration under such Act."

        Furthermore, the Company shall place on any certificate for the Shares any legend required by applicable state securities laws. In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agent with respect to such certificates. The legend set forth above shall be removed by the Company from any certificate evidencing the Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares.

(b)      Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Nevada, without reference to principles of conflict of laws or choice of laws.

 (c)      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)      Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Purchaser.

(e)      Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(f)      Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY
Sara Creek Gold Corp.

/s/ Kristian Andresen
Kristian Andresen
President

PURCHASER
Lindsay Capital Corp.

/s/ Oliver Lindsay
Oliver Lindsay
President

EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

Sara Creek Gold Corp.

Convertible Promissory Note

USD	$59,000.00

Date:	February 19, 2013

FOR VALUE RECEIVED, the undersigned, Sara Creek Gold Corp., a Nevada corporation ("Borrower"), hereby promises to pay to Lindsay Capital Corp. ("Lender"), the principal sum of Fifty-Nine Thousand US Dollars(USD$59,000.00) ("Principal Sum"), or such lesser amount as may then be outstanding, together with accrued but unpaid interest thereon, unless converted to shares of common stock according to section 1 herein (“Note”), on February 19, 2015 ("Maturity Date"). Interest on the outstanding Principal Sum shall be at a rate of 10.0% per annum ("Interest").

This Note is being issued pursuant to a certain Convertible Note Purchase Agreement entered into between the partied dated herewith.

1.	Conversion.

(a)              Investment by the Borrower. The Borrower, at any time prior to the Maturity Date, and in its sole discretion, may convert, in whole or in part, the Principal Sum and any accrued Interest on this Note into shares of common stock of the Company (“Shares”) at a price of USD$0.05 per Share.

(b)              Mechanics and Effect of Conversion. Upon conversion of this Note, the Borrower shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Borrower, at such principal office, a certificate or certificates for the number of Shares to which such Borrower is entitled upon such conversion. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the Principal Sum and accrued Interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

2.	Prepayment. Prepayment of this Note may be made at any time without penalty.

3.           Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be, binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Borrower may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company. This Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered Borrower of this Note.

4.      Payment.  Payment of the Principal Sum and Interest on the Maturity Date shall be made by bank wire transfer, in immediately available funds, to the account so specified, in lawful money of the United States of America. If the Maturity Date occurs on a date that is not a Business Day then the Principal Sum or Interest then due shall be paid on the next succeeding Business Day. "Business Day" shall mean any day other than Saturday, Sunday or any day upon which banks are authorized or required to be closed.

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer as an instrument under seal, as of the day and year first above written.

BORROWER
Sara Creek Gold Corp.

/s/ Kristian Andresen
Kristian Andresen
President

APPENDIX 1

NOTICE OF CONVERSION OF NOTE

TO:	BORROWER
Sara Creek Gold Corp.

1.   The undersigned hereby elects to receive __________ shares of common stock of BORROWER pursuant to the terms of the attached Note.

2.   Method of Conversion (Please initial the applicable blank):

___	The undersigned elects to convert the attached Note with Interest by means of the conversion provision of Section 1 of the Convertible Promissory Note.

___	The undersigned elects to convert the attached Note without Interest by means of the conversion provision of Section 1 of the Convertible Promissory Note.

3.   Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.    The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note.

Name of Borrower

Signature of Authorized Signatory

Print Name and Title

Date